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                                                                                              EXHIBIT 99.2

                                       SOUTHWEST GAS CORPORATION
                                     SUMMARY STATEMENTS OF INCOME
                               (In thousands, except per share amounts)
                                              (Unaudited)
                                                                          YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------
                                                                      1995          1994          1993
----------------------------------------------------------------------------------------------------------
GAS OPERATIONS SEGMENT:
Operating revenues                                                $    563,502  $    599,268  $    538,149
Net cost of gas purchased                                              227,456       249,922       212,290
----------------------------------------------------------------------------------------------------------
Operating margin                                                       336,046       349,346       325,859
Operations and maintenance expenses                                    187,969       178,185       169,744
Depreciation, amortization, and general taxes                           89,665        82,569        79,136
----------------------------------------------------------------------------------------------------------
Operating income                                                        58,412        88,592        76,979
Net interest deductions                                                 53,354        49,465        41,988
Preferred securities distribution                                          913            --            --
----------------------------------------------------------------------------------------------------------
Pre-tax utility income                                                   4,145        39,127        34,991
Utility income tax expense                                                 858        14,825        12,292
----------------------------------------------------------------------------------------------------------
Net utility income                                                       3,287        24,302        22,699
Other income (expense), net                                               (633)         (778)       (8,948)
----------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations segment                      2,654        23,524        13,751
----------------------------------------------------------------------------------------------------------

DISCONTINUED OPERATIONS - NOTE 1:
Net income - PriMerit Bank                                               8,618         7,673         6,596
Acquisition carrying costs, net of tax - NOTE 5                         (5,961)       (4,896)       (4,941)
----------------------------------------------------------------------------------------------------------
Net income from discontinued segment                                     2,657         2,777         1,655
SAIF assessment, net of tax                                             (7,170)           --            --
Loss on disposal of discontinued operations, net of tax                (13,023)           --            --
----------------------------------------------------------------------------------------------------------
Contribution to net income (loss) from discontinued operations         (17,536)        2,777         1,655
----------------------------------------------------------------------------------------------------------
Net income (loss)                                                      (14,882)       26,301        15,406
Preferred & preference dividends                                           307           510           741
----------------------------------------------------------------------------------------------------------
Net income (loss) applicable to common stock                      $    (15,189) $     25,791  $     14,665
==========================================================================================================
Earnings (loss) per share from gas segment                        $       0.10  $       1.09  $       0.63
==========================================================================================================
Earnings (loss) per share from discontinued operations            $      (0.20) $       0.13  $       0.08
==========================================================================================================
Earnings (loss) per share from disposal                           $      (0.56) $         --  $         --
==========================================================================================================
Earnings (loss) per share of common stock                         $      (0.66) $       1.22  $       0.71
==========================================================================================================
Average outstanding common shares                                       23,167        21,078        20,729
==========================================================================================================

                               See Notes to Summary Financial Statements.

/TABLE
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
                       SOUTHWEST GAS CORPORATION
                             BALANCE SHEET
                         AT DECEMBER 31, 1995
                            (In thousands)
                             (Unaudited)
ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                  $  1,111,072
  Construction work in progress                                     26,678
                                                              ------------
    Net utility plant                                            1,137,750
                                                              ------------
OTHER PROPERTY AND INVESTMENTS
  PriMerit Bank - NOTE 2                                           175,493
  Other                                                             31,093
                                                              ------------
    Total other property and investments                           206,586
                                                              ------------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                10,887
  Receivables - less reserve of $1,227 for uncollectibles           37,592
  Accrued utility revenue                                           43,900
  Other                                                             48,454
                                                              ------------
    Total current and accrued assets                               140,833
                                                              ------------
DEFERRED DEBITS
  Unamortized debt expense                                          13,538
  Other deferred debits                                             33,586
                                                              ------------
    Total deferred debits                                           47,124
                                                              ------------
    TOTAL ASSETS                                              $  1,532,293
                                                              ============

CAPITALIZATION, LIABILITIES AND DEFERRED CREDITS
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 24,467 shares outstanding    $    338,728
    Retained earnings                                               17,322
                                                              ------------
      Total common stockholders' equity                            356,050           31.1%
  Preferred securities - NOTE 3                                     60,000            5.2
  Long-term debt - NOTE 4                                          727,945           63.7
                                                              ------------   ------------
      Total capitalization                                       1,143,995          100.0%
                                                              ------------   ============
CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                     37,000
  Accounts payable                                                  41,823
  Customer deposits                                                 21,406
  Taxes accrued (including income taxes)                            29,101
  Deferred purchased gas costs                                      32,776
  Other                                                             48,026
                                                              ------------
      Total current and accrued liabilities                        210,132
                                                              ------------
DEFERRED CREDITS
  Deferred investment tax credits                                   19,874
  Deferred income taxes                                            119,311
  Other                                                             38,981
                                                              ------------
      Total deferred credits                                       178,166
                                                              ------------
      TOTAL CAPITALIZATION, LIABILITIES AND DEFERRED CREDITS  $  1,532,293
                                                              ============

               See Notes to Summary Financial Statements.

/TABLE
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
                            SOUTHWEST GAS CORPORATION
                             STATEMENT OF CASH FLOWS
                     TWELVE MONTHS ENDED DECEMBER 31, 1995
                                 (In thousands)
                                  (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income (loss)                                                 $    (14,882)
  Adjustments to reconcile net income to net
    cash provided from operating activities:
      Depreciation and amortization                                       62,492
      Change in gas cost related balancing items                          52,790
      Change in accrued taxes                                            (13,818)
      Change in receivables and payables                                  13,490
      Loss on disposition                                                 13,023
      Change in deferred taxes                                           (15,223)
      Undistributed earnings from subsidiaries                            (1,279)
      Allowance for funds used during construction                        (1,229)
      Other                                                                2,034
                                                                    ------------

       Net cash provided from operating activities                        97,398
                                                                    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from preferred securities issuance                         57,713
  Change in notes payable                                                (55,000)
  Net proceeds from stock issuance                                        44,844
  Long-term debt issuance, net                                            47,122
  Dividends paid                                                         (19,575)
  Retirement of preferred stock                                           (4,000)
  Other                                                                      (48)
                                                                    ------------

       Net cash provided from financing activities                        71,056
                                                                    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                             (166,059)
  Other                                                                    2,623
                                                                    ------------

       Net cash used in investing activities                            (163,436)
                                                                    ------------

Change in cash and temporary cash investments                              5,018
Cash at beginning of period                                                5,869
                                                                    ------------

Cash at end of period                                               $     10,887
                                                                    ============

SUPPLEMENTAL INFORMATION:
Interest paid, net of amount capitalized                            $     52,741
Income taxes, net of refunds                                        $     22,313

                   See Notes to Summary Financial Statements.

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
                                           SOUTHWEST GAS CORPORATION
                                    NOTES TO SUMMARY FINANCIAL STATEMENTS
                                       (In thousands, except par values)
                                                  (Unaudited)

NOTE 1 - DISCONTINUED OPERATIONS:

In January 1996, the Company reached an agreement to sell PriMerit to Norwest
Corporation. The discontinued operations segment includes the net income of PriMerit and its subsidiaries on a stand-alone basis as adjusted, reduced by allocated carrying costs associated with the Company's investment in PriMerit
(principally interest) net of taxes. The discontinued operations segment also includes the estimated loss on the disposition.

NOTE 2 - INVESTMENT IN PRIMERIT BANK:

The capital structure supports both the investment in PriMerit and the investment in the gas segment. Financing costs allocable to PriMerit are determined based on the average investment in PriMerit throughout the year.

NOTE 3 - PREFERRED SECURITIES:

Preferred securities of SWG Capital I, $25 per security, 9.125%, 2.4 million units outstanding    $     60,000
                                                                                                  ============

NOTE 4  - LONG-TERM DEBT:

Commercial paper facility                                                                         $    200,000
Debentures:
   Debentures, 9% series A, due 2011                                                                    26,890
   Debentures, 9% series B, due 2011                                                                    31,213
   Debentures, 8.75% series C, due 2011                                                                 18,353
   Debentures, 9.375% series D, due 2017                                                               120,000
   Debentures, 10% series E, due 2013                                                                   23,069
   Debentures, 9.75% series F, due 2002                                                                100,000
Industrial development revenue bonds - net of funds held in trust                                      218,386
Unamortized discount on long-term debt                                                                  (9,966)
                                                                                                  ------------

TOTAL LONG-TERM DEBT                                                                              $    727,945
                                                                                                  ============

ESTIMATED CURRENT MATURITIES                                                                      $    120,000
                                                                                                  ============

NOTE 5 - ACQUISITION CARRYING COSTS, NET OF TAX:

                                                                            YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------
                                                                    1995             1994             1993
                                                                ------------     ------------     ------------
Interest expense                                                $     (9,636)    $     (7,874)    $     (7,874)
Other intercompany expenses                                             (297)            (286)            (361)
Income taxes                                                           3,972            3,264            3,294
                                                                ------------     ------------     ------------
ACQUISITION CARRYING COSTS, NET OF TAX                          $     (5,961)    $     (4,896)    $     (4,941)
                                                                ============     ============     ============

/TABLE
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

                                       SOUTHWEST GAS CORPORATION
                                       SELECTED STATISTICAL DATA
                                           DECEMBER 31, 1995

FINANCIAL STATISTICS
Market value to book value per share at year end               121%
Twelve months to date return on equity -- total company      (4.1)%
                                       -- gas segment          0.8%
Common stock dividend yield at year end                        4.7%



GAS OPERATIONS SEGMENT
                                                                            Authorized
                                        Authorized        Authorized        Return on
                                        Rate Base           Rate of           Common
Rate Jurisdiction                     (In thousands)        Return            Equity
-----------------                     --------------    --------------    --------------

Central Arizona                       $      267,348              9.13%            10.75%
Southern Arizona                             157,620              9.12             11.00
Southern Nevada                              184,673              8.89             11.55
Northern Nevada                               47,695              9.16             11.55
Southern California                           69,486              9.94             11.35
Northern California                            8,357             10.02             11.35
Paiute Pipeline Company                       61,057             10.09             12.50


SYSTEM THROUGHPUT BY CUSTOMER CLASS                                YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------
                 (In dekatherms)                            1995             1994              1993
-------------------------------------------------------------------------------------------------------
Residential                                              42,273,436        45,966,773        43,921,257
Small commercial                                         22,949,195        23,572,285        22,327,742
Large commercial                                          8,344,066        10,306,232        11,263,387
Industrial / Other                                        7,021,718         8,341,530         7,543,313
Transportation                                          101,601,123        91,479,064        72,502,319
-------------------------------------------------------------------------------------------------------
Total system throughput                                 182,189,538       179,665,884       157,558,018
=======================================================================================================


                                                                   YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------
HEATING DEGREE DAY COMPARISON                               1995              1994              1993
-------------------------------------------------------------------------------------------------------
Actual                                                     2,084             2,427             2,470
Ten year average                                           2,326             2,387             2,401
=======================================================================================================

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